UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California	94404
(Address of principal executive offices)	(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Supplemental Disclosures

As previously disclosed, on April 12, 2022, Sierra Oncology, Inc. (which we refer to as the “Company” or “Sierra Oncology”) entered into an Agreement and Plan of Merger (which we refer to as the “Merger Agreement”) with GlaxoSmithKline plc (which we refer to as “GSK”) and Orikum Acquisition Inc. (which we refer to as “Acquisition Sub”). We refer to the merger of Acquisition Sub (an indirect wholly owned subsidiary of GSK) with and into Sierra Oncology as the “merger.” On May 16, 2022, Sierra Oncology filed a definitive proxy statement (which we refer to as the “proxy statement”), as such may be supplemented from time to time, with the Securities and Exchange Commission (which we refer to as the “SEC”) with respect to the special meeting of Sierra Oncology’s stockholders (which we refer to as the “special meeting”) scheduled to be held on June 29, 2022, at 10:10 a.m., Pacific time. Additional information about how to attend the special meeting is contained in the proxy statement. Capitalized terms used in this supplement that are not defined herein have the meaning given to them in the proxy statement.

Explanatory Note

In connection with the Merger Agreement, seven complaints have been filed in United States District Courts. Three complaints have been filed in the United States District Court for the Southern District of New York and are captioned O’Dell v. Sierra Oncology, Inc., et al., 1:22-cv-03647 (filed May 5, 2022); Raul v. Sierra Oncology, Inc., et al., 1:22-cv-04468 (filed May 31, 2022); and Wheeler v. Sierra Oncology, Inc., et al., 1:22-cv-04791 (filed June 8, 2022). Three complaints have been filed in the United States District Court for the Eastern District of New York and are captioned Bailey v. Sierra Oncology, Inc., et al., 1:22-cv-02785 (filed May 12, 2022); Baker v. Sierra Oncology, Inc., et al., 1:22-cv-02794 (filed May 12, 2022); and Whitfield v. Sierra Oncology, Inc., et al., 1:22-cv-02906 (filed May 18, 2022). One complaint has been filed in the United States District Court for the Northern District of California and is captioned Arrow v. Sierra Oncology, Inc., et al., 3:22-cv-02742 (filed May 9, 2022). The foregoing complaints are referred to as the “Merger Actions.” The Merger Actions, which name as defendants Sierra Oncology and members of the Sierra Oncology Board, allege that Sierra Oncology’s proxy statement is materially incomplete and misleading in violation of Sections 14(a) and 20(a) of the Exchange Act. The Merger Actions seek, among other relief, corrective disclosures, an injunction of the merger, rescission or rescissory damages (if the merger is consummated), damages, and attorneys’ fees.

In addition, Sierra Oncology has received a total of five demand letters from purported stockholders of the Company (which we refer to as the “Demand Letters”), alleging that the proxy statement contained disclosure deficiencies and/or incomplete information in connection with the merger.

Sierra Oncology believes that the disclosures set forth in the proxy statement comply fully with all applicable law and that the allegations contained in the Merger Actions and Demand Letters are without merit. However, in order to moot the purported stockholders’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation, and provide additional information to its stockholders, Sierra Oncology has determined to voluntarily supplement the proxy statement with certain supplemental disclosures set forth below (which we refer to as the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures in this amendment. To the contrary, Sierra Oncology specifically denies all allegations by the purported stockholders in the Merger Actions and Demand Letters that any additional disclosure was or is required or material. The Supplemental Disclosures will not affect the timing of the special meeting.

All page references used herein refer to pages in the proxy statement before any additions or deletions resulting from the Supplemental Disclosures, and certain terms used below, unless otherwise defined, have the meanings set forth in the proxy statement. The Supplemental Disclosures should be read in conjunction with the proxy statement, which should be read in its entirety. The Supplemental Disclosures are identified below by bold, underlined text.

~~Stricken-through~~ text shows text being deleted from a referenced disclosure in the proxy statement. Except as specifically noted herein, the information set forth in the proxy statement remains unchanged.

Supplemental Disclosures to the Proxy Statement

The section of the proxy statement entitled “Background of the Merger” is hereby supplemented as follows:

The forty ninth paragraph under the heading “Background of the Merger” on page 40 of the proxy statement is hereby supplemented to read as follows:

Also on April 4, 2022, Wilson Sonsini delivered an initial draft of the definitive agreement to Cleary Gottlieb Steen & Hamilton LLP, GSK’s outside counsel (which we refer to as “Cleary Gottlieb”) in connection with the merger. Between April 4, 2022 and April 12, 2022, representatives of Sierra Oncology and GSK and their respective legal advisors negotiated the terms of the merger agreement. Key terms of the merger agreement negotiated between the parties included (1) the structure of the acquisition, (2) the terms of the “no-shop” restrictions and the circumstances in which the Sierra Oncology Board could change its recommendation to its stockholders or negotiate or accept an alternative acquisition transaction, including the circumstances in which the merger agreement could be terminated; (3) the amount of the termination fee and the circumstances in which it would be payable; (4) the definition of “Material Adverse Effect” with respect to Sierra Oncology; (5) the conditions to each party’s obligation to complete the merger; (6) the parties’ commitments in connection with obtaining required regulatory approvals; (7) the interim operating covenants applicable to Sierra Oncology prior to the closing of the merger and related exceptions for matters such as employee hiring and compensation and entry into material contracts or transactions by Sierra Oncology; and (8) Sierra Oncology’s other representations, warranties and covenants in the merger agreement. Representatives of GSK also discussed with representatives of Sierra Oncology the possibility of entering into retention agreements with certain members of Sierra Oncology management following the completion of the merger to facilitate GSK’s integration and transition efforts with respect to Sierra Oncology’s business and product candidates, and potential related compensation arrangements. The Sierra Oncology Board was kept apprised of these discussions. None of the initial GSK proposal, the revised GSK proposal or the last GSK proposal included provisions regarding retention or compensation agreements with members of Sierra Oncology management, Sierra Oncology directors or their respective affiliates, including with respect to equity participation in GSK or the surviving corporation. GSK declined to enter into any retention or compensation agreements with members of Sierra Oncology management prior to the execution of the merger agreement.

The section of the proxy statement entitled “Opinion of Lazard Frères & Co. LLC — Financial Analyses — Discounted Cash Flow Analysis” is hereby supplemented as follows:

The third paragraph under the heading “Discounted Cash Flow Analysis” on page 49 of the proxy statement is hereby supplemented to read as follows:

For purposes of this analysis, Lazard Frères calculated a range of enterprise values for Sierra Oncology by discounting to present value, utilizing discount rates ranging from 10.0% to 12.0%, chosen by Lazard Frères based upon its analysis of the weighted average cost of capital of Sierra Oncology and using the mid-year convention, (i) the estimated probability-adjusted, after-tax unlevered free cash flows to be generated by Sierra Oncology from March 31, 2022 through the end of terminal year of 2040; and (ii) a range of terminal values for Sierra Oncology. Using the mid-year convention, the discount rates applicable to Sierra Oncology were derived (1) using market data as of April 11, 2022 and (2) from an analysis of the weighted average cost of capital of the selected comparable companies, which Lazard performed utilizing the capital asset pricing model with inputs Lazard determined were relevant based on publicly available data and Lazard’s professional judgment.

The fourth paragraph under the heading “Discounted Cash Flow Analysis” on page 49 of the proxy statement is hereby supplemented to read as follows:

The terminal values were derived by applying a negative terminal growth rate range of (50%) – (30%) to the estimated unlevered free cash flow for the terminal year to be generated by Sierra Oncology. The negative terminal growth rates used by Lazard Frères were estimated by Lazard Frères based on its professional judgment and experience concerning the future growth rate of Sierra Oncology and given the stage of the business life cycle at that time, taking into account the Unaudited Prospective Financial Information and publicly available data.

The section of the proxy statement entitled “Opinion of Lazard Frères & Co. LLC — Financial Analyses — Selected Public Companies Analysis” is hereby supplemented as follows:

The list on page 50 of the proxy statement under the language “The companies in the biotechnology industry selected by Lazard Frères for this analysis were as follows…” is hereby amended and restated as follows:

Company	Enterprise Value / Probability-Adjusted FY+5 Revenue
Blueprint Medicines Corporation	2.8x
Iovance Biotherapeutics, Inc.	1.7x
ImmunoGen, Inc.	1.0x
ADC Therapeutics SA	1.5x
Karyopharm Therapeutics Inc.	2.4x
Macrogenics, Inc.	0.7x
CTI Biopharma Corp.	1.5x

The section of the proxy statement entitled “Opinion of Lazard Frères & Co. LLC — Financial Analyses — Selected Precedent Transactions Analysis” is hereby supplemented as follows:

The table on page 51 of the proxy statement under the second paragraph under the heading “Selected Precedent Transactions Analysis” is hereby amended and restated as follows:

Announcement Date	Acquiror	Target	TV / Probability- Adjusted FY+5 Revenue
06/02/21	MorphoSys AG	Constellation Pharmaceuticals, Inc.	1.2x
03/04/21	Amgen Inc.	Five Prime Therapeutics, Inc.	3.3x
05/04/20	A. Menarini—Industrie Farmaceutiche Riunite—S.R.L.	Stemline Therapeutics, Inc.	1.6x
05/10/18	Eli Lilly and Company	ARMO BioSciences, Inc.	2.7x
01/31/18	Seattle Genetics, Inc.	Cascadian Therapeutics, Inc.	1.1x

The section of the proxy statement entitled “Opinion of Lazard Frères & Co. LLC — Financial Analyses — Other Analyses — Premia Paid Analysis” is hereby supplemented as follows:

The first paragraph under the heading “Premia Paid Analysis” on page 51 of the proxy statement is hereby supplemented as follows:

Using information from public filings and other publicly available information, Lazard Frères analyzed the premia paid for acquisitions of publicly-traded companies in the biotechnology industry by strategic buyers with transaction equity values implied for the target company in the transaction based on the consideration payable at the closing of ~~the~~ 23 selected transactions (excluding contingent value rights) ranging between $1 billion and $4 billion that have been announced since January 1, 2018. These transactions are listed below. For each of the precedent transactions, Lazard Frères calculated the implied premia as a percentage based on the amount by which the per share consideration in each transaction exceeded the target company’s (i) closing share price on the last trading day upon which shares of Sierra Oncology traded on an unaffected basis, (ii) 30-day volume weighted average price based on trading days (“VWAP”) and (iii) 52-week high share price based on intraday prices.

Announcement Date	Acquiror	Target
01/19/22	UCB S.A.	Zogenix, Inc.
11/18/21	Novo Nordisk A/S	Dicerna Pharmaceuticals, Inc.
09/08/21	Sanofi SA	Kadmon Holdings, Inc.
08/23/21	Pfizer Inc.	Trillium Therapeutics Inc.
08/03/21	Sanofi SA	Translate Bio, Inc.
06/02/21	MorphoSys AG	Constellation Pharmaceuticals, Inc.
03/04/21	Amgen Inc.	Five Prime Therapeutics, Inc.
02/25/21	Merck & Co., Inc.	Pandion Therapeutics, Inc.
02/01/21	Horizon Therapeutics Public Limited Company	Viela Bio, Inc.
11/05/20	Novo Nordisk A/S	Emisphere Technologies, Inc.
10/05/20	BridgeBio Pharma, Inc.	Eidos Therapeutics, Inc.
08/31/20	Ionis Pharmaceuticals, Inc.	Akcea Therapeutics, Inc.
08/31/20	Nestle S.A.	Aimmune Therapeutics, Inc.
08/17/20	Sanofi SA	Principia Biopharma Inc.
05/05/20	Alexion Pharmaceuticals, Inc.	Portola Pharmaceuticals, Inc.
01/10/20	Eli Lilly and Company	Dermira, Inc.
12/09/19	Sanofi SA	Synthorx, Inc.
12/09/19	Merck & Co., Inc.	ArQule, Inc.
12/02/19	Astellas Pharma Inc.	Audentes Therapeutics, Inc.
10/10/19	UCB S.A.	Ra Pharmaceuticals, Inc.
09/16/19	H. Lundbeck A/S	Alder BioPharmaceuticals, Inc.
10/18/18	Novartis AG	Endocyte, Inc.
05/10/18	Eli Lilly and Company	ARMO BioSciences, Inc.

The section of the proxy statement entitled “Opinion of Lazard Frères & Co. LLC — Financial Analyses — Miscellaneous” is hereby supplemented as follows:

The second paragraph under the heading “Miscellaneous” on page 52 of the proxy statement is hereby supplemented to read as follows:

In addition, Sierra Oncology has agreed to reimburse Lazard for its reasonable out-of-pocket expenses incurred in connection with its engagement, including reasonable fees of counsel, and will indemnify Lazard and certain related persons against certain liabilities arising out of Lazard’s engagement. As part of the Sierra Oncology Board’s evaluation of strategic alternatives, Lazard had previously and from time-to-time reviewed with the Sierra Oncology Board its preliminary market and valuation perspectives with respect to Sierra Oncology and the biopharmaceutical industry generally, as well as potential counterparties for a partnership or other strategic transaction involving Sierra Oncology. Lazard did not receive compensation for such services. Lazard has in the two years prior to the delivery of Lazard Frères’ opinion on April 12, 2022 provided certain financial advisory services to GSK and certain of its affiliates, including advising GSK in connection with investor analysis, for which Lazard has received and expects to receive compensation in an amount less than $150,000 in the aggregate. Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. In addition, in the ordinary course, Lazard and its affiliates and employees may trade securities of Sierra Oncology, GSK and certain of their affiliates for their own accounts and for the accounts of their customers, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Sierra Oncology, GSK and certain of their respective affiliates. The issuance of Lazard Frères’ opinion was approved by the opinion committee of Lazard Frères.

Forward Looking Statements

This communication contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the closing of the proposed acquisition of the Company by GSK and the expected occurrence and timing of the consummation of the proposed acquisition, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as the Company’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual future events or results may differ from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the proposed acquisition are not satisfied, including the risk that the required approval of the Company’s stockholders is not obtained; potential litigation relating to the proposed acquisition; uncertainties as to the timing of the consummation of the proposed acquisition and the ability of each party to consummate the acquisition; the failure to realize anticipated benefits of the proposed acquisition when expected or at all; potential adverse reactions or changes to business relationships resulting from the proposed acquisition, including the effect of the announcement on the ability of the Company to retain and hire key personnel; risks that the proposed acquisition disrupts the current plans and operations of the Company; and other risks and uncertainties described in cautionary statements contained in the Company’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in the Company’s most recent annual report on Form 10-K and the proxy statement filed by the Company with the SEC on May 16, 2022 in connection with the proposed acquisition. While the Company may elect to update any such forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if our expectations change, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: June 22, 2022	By:	/s/ Christina Thomson
Christina Thomson
General Counsel, Chief Compliance Officer and Secretary